REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 22, 2024, is made by and between Natural Harmony Foods, Inc., a Florida corporation (the “Company”), and Quick Capital, LLC (the “Holder”). The Company and the Holder are hereinafter sometimes collectively referred to as the “Parties” and each a “Party” to this Agreement.

RECITALS

WHEREAS, the Company’s Board of Directors (the “Board”) has unanimously approved, upon the terms and subject to the conditions of, that certain Note Purchase Agreement, of even date herewith, by and between the Holder and the Company (the “Note Purchase Agreement”), the Company has agreed to issue and sell to Holder a convertible promissory note in the principal amount up to $555,555.55 (the “Note”), a warrant to purchase shares of common stock in the Company (the “Warrant”), and 7,000,000 commitment shares (the “Commitment Shares” and together with the Note, Warrant, and any shares of common stock in the Company issuable upon conversion or exercise of either, the “Securities”), to the Holder; and

WHEREAS, to induce the Holder to execute and deliver the Note Purchase Agreement and this Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws, with respect to the shares of Securities issuable pursuant to the Note Purchase Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises, the agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1. Definitions.  As used in this Agreement, the following terms shall have the following meanings:

a.“Closing Date” shall mean the Purchase Date, as such term is defined in the Note Purchase Agreement.

b.  “Effective Date” shall mean the date the SEC declares the Registration Statement effective and the Company has filed all necessary amendments, including the letter to request accelerated effectiveness and the Prospectus covering the resale of Shares.

c.   “Filing Date” shall mean the date the Registration Statement has been filed with the SEC (as determined by EDGAR) and no stop order of acceptance has been issued by the SEC.

d.   “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

e.“Principal Market” means any of the New York Stock Exchange (including NYSE American), any tier of the Nasdaq Stock Market, or any tier of the OTC Markets, whichever is the principal market on which the Securities is listed.

f.“Purchase Amount” means the Purchase Price, as such term is defined in the Note Purchase Agreement.

g.“Register”, “Registered” and “Registration” refer to a registration effected by preparing and filing with the SEC one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for Note securities on a continuous basis (“Rule 415”), and effectiveness of such Registration Statement(s).

h.  “Registrable Securities” means the shares of Securities issued or issuable (i) pursuant to the Note Purchase Agreement, including shares issued pursuant to any conversion of the Note or exercise of the Warrant, and (ii) any shares of capital stock issued or issuable with respect to such shares of Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC, (y) sold under circumstances meeting all of the applicable conditions of Rule 144, promulgated under the Securities Act or (z) saleable without limitation as to time, manner and volume pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act. In addition, the Registrable Securities shall include the shares (and any shares issuable upon conversion or exercise) of any existing securities between the Holder and the Company.

i.“Registration Statement” means a registration statement of the Company filed with the SEC under the Securities Act.

j.“SEC” means the United States Securities and Exchange Commission.

All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Note Purchase Agreement; provided however, that any references to Fixed Conversion Price, Default Fixed Conversion Price, or Alternate Conversion Price shall have the meaning ascribed to them in the Note.

For the purposes of determining dates for penalties or filing deadlines, as outlined in this Agreement, both Parties agree that the date given by the SEC shall constitute the official date.

2.Registration.

a.Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 415 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Securities as may become issuable upon stock splits, stock dividends or similar transactions.  The Company shall initially register for resale all of the Registrable Securities, or an amount equal to the maximum amount allowed under Rule 415 (a)(1)(i) as interpreted by the SEC.  In the event the Company cannot register sufficient shares to cover the Registerable Securities, due to the remaining number of authorized shares of common stock of the Company being insufficient, the Company will use its best efforts to register the maximum number of shares it can, based upon the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares of common stock as soon as reasonably practicable.

b.The Company shall use its best efforts to have the Registration Statement filed with the SEC within thirty (30) days following the Closing Date (the “Filing Deadline”).

c.The Company shall use its best efforts and take all available steps to have the Registration Statement declared effective by the SEC within one hundred twenty (120) calendar days after the Closing Date (the “Effective Deadline”).

d.  The Company agrees to only register such securities as are necessary to meet its obligations to the Holder hereunder including the Securities and any other of the Company’s securities held by the Holder, and agrees not to register additional securities without the Holder’s prior written consent to be agreed upon in writing by the Holder before the Filing Date.  Furthermore, excluding the previously disclosed Registration Statement to be filed on behalf of GCF, the Company agrees that it will not file any other Registration Statement, including those on Form S-8 or Form S-4, for other securities, for a period of twelve (12) months from the Closing Date, unless it has the prior written approval from the Holder. Failure to obtain prior written approval from the Holder will cause the Holder to suffer damages that will be difficult to ascertain.  Accordingly, the Parties agree that it is appropriate to include a provision for liquidated damages and the Company agrees to pay the Holder the sum of one percent (1%) of the Purchase Amount as liquidated damages and not as a penalty for each thirty (30) calendar day period, pro rata, compounded daily, until the unauthorized Registration Statement is withdrawn.

3.Related Obligations.

At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

a.The Company shall use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective within 120 calendar days after the Issue Date and shall keep such Registration Statement effective pursuant to Rule 415 under the Securities Act until the date on which the Holder shall have sold all the Registrable Securities or the Shares included therein otherwise cease to be Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall, as of the date thereof, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such Registration Statement.  In the event the number of shares of Securities available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises (based on the then Purchase Price of the Securities and other relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized.  The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

cThe Company shall furnish to the Holder whose Registrable Securities are included in any Registration Statement and its legal counsel without charge and upon request (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.  The Company filing the documents described in this paragraph through EDGAR shall constitute delivery.

d.  The Company shall immediately notify the Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, would then contain an untrue statement of a material fact or omission to state a material fact, which would otherwise be required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as a result, is required to be supplemented or as a result of which the Registration Statement is required to be amended (“Registration Default”) and use all diligent efforts to promptly prepare any necessary supplement to such prospectus or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default, (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request; delivery via EDGAR shall constitute delivery). Failure to cure the Registration Default within five (5) business days shall result in the Company paying liquidated damages of one percent (1%) of the Purchase Amount for each thirty (30) calendar day period or portion thereof, beginning on the date of suspension. The Company shall also promptly notify Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holder by facsimile on the same day of such effectiveness and by overnight mail); (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information; (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; (iv) in the event the Registration Statement is no longer effective; or (v) the Registration Statement is stale for a period of more than five (5) trading days as a result of the Company’s failure to timely file its financials with the SEC.

The Company acknowledges that its failure to cure the Registration Default within five (5) business days will cause the Holder irreparable harm, and that damages will be difficult to ascertain.  Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages.  The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 4(e) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

It is the intention of the Parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company.  The Holder may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company.  If a refund reduces the amount that the Company owes the Holder, the reduction will be treated as a partial payment.  In the event that any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

f.  The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of the issuance of such order and the resolution thereof.  The Company will immediately notify the Holder of a proceeding, or threat of proceeding, the result of which could affect the effectiveness of the registration statement.

g.The Company shall permit the Holder and its counsel, of the Holder’s choosing, to review and comment upon all Registration Statements, amendments and supplements, at least seven (7) days prior to filing.  The Company shall not file any Registration Statement with which Holder or its counsel reasonably objects.

h.The Company shall make available for inspection by (i) the Holder and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

i.The Company shall hold in confidence and not make any disclosure of information concerning the Holder unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names of the Persons who shall acquire such Registrable Securities from the Holder, as the Holder may request.

l.The Company shall provide a transfer agent for all the Registrable Securities not later than the Effective Date of the first Registration Statement filed pursuant hereto.

m.If requested by the Holder, the Company shall (i) as soon as reasonably practical, incorporate in a prospectus supplement or post-effective amendment such information as Holder reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the Note of the Registrable Securities to be sold in such Note; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by Holder.

n.The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o.The Company shall make available to the Holder as soon as reasonably practical, but not later than ninety (90) calendar days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of any Registration Statement.  Filing via EDGAR shall constitute delivery.

p.The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.Within five (5) business days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities, with copies to the Holder, confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

r.After the SEC declares the Registration Statement cleared of all comments and the Company’s acceptance of the effectiveness of the Registration Statement, the Company shall file a prospectus covering the resale of the Shares (the “Prospectus”) within five (5) trading days.

s.The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to a Registration Statement.

t.In addition to the obligation to register the Registerable Securities under a Registration Statement hereunder, so long as any amounts remain outstanding under the Note or the Warrants, Holder shall also have the right to obtain any unallocated shares under any outstanding effective registration statement of the Company for any conversions under the Note or exercises of any Warrant. The Company shall first offer allocation of any unallocated shares to Holder before allocating them to any other person. Further, any Registered Securities offered by the Company, shall first be made to the Holder. Holder shall have five (5) business days to either accept the offer of Registered Securities, in whole or in part, or to decline such offer. The Company shall be able to offer and sell any number of Registered Securities offered to, but not purchased by, Holder after five (5) business days.

4.Obligations Of The Holder.

a.At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holder in writing of the information the Company requires from the Holder.  The Holder covenants and agrees that, in connection with any resale of Registrable Securities by it pursuant to a Registration Statement, it shall comply with the “Plan of Distribution” section of the current prospectus relating to such Registration Statement.

b.The Holder, by the Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested thereby in connection with the preparation and filing of any Registration Statement hereunder and in responding to SEC comments in connection therewith.

c.The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or the first sentence of Section 3(e) hereof, the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or the first sentence of Section 3(e) hereof.

5.Expenses Of Registration.

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3 hereof, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and reasonable fees and disbursements of counsel for the Company shall be paid by, and are the sole obligation of, the Company.

6.Reports Under The Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

a.make and keep public information available, as those terms are understood and defined in Rule 144;

b.file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

c.furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

7.No Assignment Of Registration Rights.

The registration rights and obligations under this Agreement shall not be assignable.

8.Amendment Of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and the Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holder and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Parties to this Agreement.

9.Miscellaneous.

a.Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same.  The addresses for such communications are as set forth on the signature page to this Agreement.  Each

Party shall provide five (5) business days prior notice to the other Party of any change in address, phone number or facsimile number.

b.Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

c.  This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Miami, Florida, or in the federal courts located in the Southern District of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

d.This Agreement and the Note Purchase Agreement constitute the entire set of agreements among the Parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Note Purchase Agreement.

e.This Agreement and the Note Purchase Agreement supersede all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof and thereof.

f.The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g.This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.  Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party.  Such facsimile copies shall constitute enforceable original documents.

h.Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.All consents and other determinations to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder holding a majority of the Registrable Securities.

j.The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction will be applied against any Party.

k.The Company hereby represent and warrants to the Holder that: (i) it has voluntarily entered into this Agreement of its own freewill, (ii) it is not entering into this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with its entering into this Agreement.

l.Notwithstanding anything in this Agreement to the contrary, the Parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iii) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

10.  Waiver.

The Holder’s delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Holder under this Agreement to demand strict compliance and performance herewith. Any waiver by the Holder of any breach under this Agreement (an “Event of Default”) shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Holder, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

11.  Payment Of Liquidated Damages.

Any liquidated damages or other fees incurred herein by the Company for failure to act in a timely manner shall be charged to the Purchase Amount, unless specifically noted otherwise.  The Holder reserves the rights to take payment of such amounts in cash or in Securities priced at the Conversion Price.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Registration Rights Agreement to be duly executed on the day and year first above written.

THE COMPANY:

NATURAL HARMONY FOODS, INC.

By:_______________________________

Name:Claude Solitario

Title: Chief Executive Officer

Address:30 N Gould St, Ste 5835

Sheridan, WY 82801

HOLDER:

Quick Capital, LLC

(entity name, if applicable)

By:_____________________________

Name:Eilon Natan, Manager

Address: 66 West Flagler Street

Suite 900 - #2292

Miami, FL 33130

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Date: __________

[TRANSFER AGENT]

Re:Natural Harmony Foods, Inc.

Ladies and Gentlemen:

We are counsel to Natural Harmony Foods, Inc., a Florida corporation (the “Company”), and have represented the Company in connection with that certain Note Purchase Agreement (the “Note Purchase Agreement”) entered into by and among the Company and Quick Capital, LLC (the “Holder”), pursuant to which the Company has agreed to issue to the Holder, a Convertible Promissory Note, Warrants, and Commitment Shares (together the “Securities”) on the terms and conditions set forth in the Note Purchase Agreement.  Pursuant to the Note Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Securities issued or issuable under the Note Purchase Agreement under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form ________ (File No. 333-________) (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling shareholder thereunder.

In connection with the foregoing, we advise you that the Registration Statement has become effective under the Securities Act at [enter the time of effectiveness] on [enter the date of effectiveness] and to the best of our knowledge, after telephonic inquiry of a member of the SEC’s staff, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Company Counsel]

By: ____________________